                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 13, 2002
                                -----------------
                                (Date of report)

                            NATIONAL PROCESSING, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                      1-11905                61-1303983
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(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)           Identification No.)


  1231 Durrett Lane, Louisville, Kentucky                       40213
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  (Address of principal executive offices)                    (Zip Code)


                                 (502) 315-2000
                                 --------------
              (Registrant's telephone number, including area code)



ITEM 9.  REGULATION FD DISCLOSURE

         On November 12, 2002, pursuant to 18 U.S.C. Section 1350, Mr. Jon L. Gorney, Chairman and Chief Executive Officer of National Processing, Inc., and Mr. David E. Fountain, Senior Vice President and Chief Financial Officer of National Processing, Inc, each signed certifications with respect to National Processing, Inc.'s Quarterly Report on Form 10-Q for the quarter-ended September 30, 2002 filed on November 12, 2002. Such certifications are attached hereto as Annexes A and B.

         Annexes A and B are incorporated herein by reference and have been furnished, not filed.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONAL PROCESSING, INC.
                                               (Registrant)
                                               By: /s/ Carlton E. Langer
                                                  -----------------------------
                                               Name: Carlton E. Langer
                                               Title: Secretary
Dated: November 12, 2002

                                     Annex A
                                     -------


                                  CERTIFICATION

         Pursuant to 18 U.S.C. sec. 1350, the undersigned officer of National Processing, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter-ended September 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 12, 2002
                                              /s/ Jon L. Gorney
                                              -------------------
                                           Name:  Jon L. Gorney
                                           Title: Chairman and
                                                  Chief Executive Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. sec. 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                     Annex B
                                     -------



                                  CERTIFICATION

         Pursuant to 18 U.S.C. sec. 1350, the undersigned officer of National Processing, Inc. (the "COMPANY"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter-ended September 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 12, 2002
                                             /s/ David E. Fountain
                                             ------------------------------
                                             Name:   David E. Fountain
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. sec. 1350 and is not being filed as part of the Report or as a separate disclosure document.